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                                                       Exhibit 10(k)(iv)



As of July 8, 1993



Dear        :

          Reference is made to our letter agreement with you dated
(the "agreement") regarding your employment in the event of a "Change in Control" as defined in the agreement.

          This will confirm that we have agreed (a) to extend the termination date of the agreement by deleting the word "fifth" in each place where it appears in Section 9(f) of the agreement and by substituting therefor the word "tenth", (b) to extend your Employment Period by deleting the firgures "24" in
Section 1(a) of the agreement and substituting the figures "36" and (c) to amend the definition of "Change of Control" as set forth in Section 10 of the agreement to read in its entirety as follows:

          Change in Control: This term shall have the meaning ascribed thereto in the Company's amended 1988 Stock Option Plan as approved by the shareholders on July 26, 1993.

          Please confirm that the foregoing is in accordance with our agreement.



                                            Very truly yours,
                                            THE PITTSTON COMPANY



                                            By________________________________
                                                      Chairman


          I hereby confirm that the foregoing is in accordance with our agreement.





                                             _________________________________


Dated as of July 8, 1993